STEPHENS FUNDS®

STEPHENS SMALL CAP GROWTH FUND
STEPHENS MID CAP GROWTH FUND

Class I Shares

Supplement dated November 5, 2008 to
Prospectus dated March 28, 2008

Effective January 15, 2009, the Class I Shares of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (collectively, the “Funds”) will no longer assess a redemption fee.

Accordingly, please note that the reference to the 2.00% redemption fee in the Fees and Expenses table on page 6 of the Prospectus and the disclosure regarding the redemption fee policy, which is located in the “Short-Term Trading and Redemption Fees” section on pages 33 and 34 of the Prospectus, has been deleted in its entirety to reflect the elimination of the Funds’ redemption fee.  In addition, all references to the Funds’ redemption fee throughout the Prospectus have been deleted.

Please retain this Supplement with the Prospectus.
The date of this Supplement is November 5, 2008.